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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                          -----------------------------


                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




          January 27, 2000                                January 27, 2000
(Date of earliest event reported)


                             RURAL/METRO CORPORATION
               (Exact Name of Registrant as Specified in Charter)



                                    DELAWARE
                 (State or other jurisdiction of incorporation)


          0-22056                                         86-0746929
(Commission File Number)                    (IRS Employer Identification Number)




                          8401 EAST INDIAN SCHOOL ROAD
                               SCOTTSDALE, ARIZONA
                                      85251
                    (Address of Principal Executive Offices)
                                   (Zip Code)


                                 (480) 994-3886
              (Registrant's telephone number, including area code)
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Item 5.  Other Events

         The Company provided a press release announcing business process changes and restructuring plan and postponing release of second quarter results as set forth in its press release dated January 27, 2000. See Exhibit 99.1.

Item 7C. Exhibits

         99.1 Press Release dated January 27, 2000.
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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         RURAL/METRO CORPORATION


Date:    January 27, 2000                By:   /s/ Dean Hoffman
         ----------------                      -----------------------
                                               Dean Hoffman, Vice
                                               President and Principal
                                               Accounting Officer